STOCK PURCHASE AGREEMENT
This STOCK PURCHASE AGREEMENT (this “Purchase Agreement”) is entered into as of October 1, 2024, by and between Joby Aviation, Inc., a Delaware corporation (“Joby” or the “Company”), and Toyota Motor Corporation (the “Investor”).
WHEREAS, subject to the terms and conditions of this Purchase Agreement, the Investor desires to purchase from Joby, and Joby desires to sell and issue to the Investor in a series of private placements, up to an aggregate of 99,403,579 shares of Joby’s common stock, par value $0.0001 per share (the “Common Stock”), at the per share purchase price of $5.03, for an aggregate purchase price of $500,000,002.37 (the “Purchase Amount”).
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the Investor and Joby acknowledges and agrees as follows:
1.Purchase. The Investor hereby agrees to purchase from Joby, and Joby hereby agrees to issue and sell to the Investor, (a) at the Initial Closing (as defined below), 49,701,790 shares of Common Stock (the “Initial Shares”) at the per share purchase price of $5.03, for an aggregate purchase price of $250,000,003.70 (the “Initial Purchase Amount”) and (b) at the Additional Closing (as defined below), 49,701,789 shares of Common Stock (the “Additional Shares” and, collectively with the Initial Shares, the “Shares”) at the per share purchase price of $5.03, for a purchase price of $249,999,998.67 (the “Additional Purchase Amount” and together with the Initial Purchase Amount, the “Purchase Amount”), on the terms and subject to the conditions provided for herein. The “Initial Closing” means the closing of the purchase and sale of the Initial Shares pursuant to Section 2 in accordance with the terms herein. “Additional Closing” means the closing of the purchase and sale of the Additional Shares pursuant to Section 3 in accordance with the terms herein. Any references to Dollars herein, refer to United States Dollars.
2.Initial Closing.
(a)The Initial Closing shall occur as soon as reasonably practicable, and in no event later than the fifth (5th) business day, or as may otherwise be mutually agreed by the Investor and Joby, following the satisfaction (or waiver by the relevant party) of all Initial Closing Conditions (as defined below) provided for herein (such day, the “Initial Closing Date”). At the Initial Closing, the Investor shall deliver the Initial Purchase Amount by wire transfer of United States Dollars in immediately available funds to the account(s) specified by Joby in writing at least two (2) business days prior to the Initial Closing Date. At the Initial Closing and against payment of the Initial Purchase Amount, Joby shall issue the Initial Shares to the Investor, free and clear of any liens, encumbrances or other restrictions (other than those arising under this Purchase Agreement and applicable securities laws), and subsequently cause the Initial Shares to be registered in book entry form in the name of the Investor on Joby’s share register, with evidence of such issuance and registration provided to the Investor on the Initial Closing Date. As used in this Purchase Agreement, “business day” shall mean any day other than a day on which banks in California, U.S.A or Japan are required or authorized to be closed.
3.Additional Closing.
(a)The Additional Closing shall occur as soon as reasonably practicable, and in no event later than the fifth (5th) business day, or as may otherwise be mutually agreed by the Investor and Joby, following the satisfaction (or waiver by the relevant party) of all Additional Closing Conditions (as defined below) provided for herein (such day, the “Additional Closing Date”). At the Additional Closing, the Investor shall deliver the Additional Purchase Amount by wire transfer of United States Dollars in immediately available funds to the account(s) specified by Joby in writing at least two (2) business days prior to the Additional Closing Date. At the Additional Closing and against payment of the Additional Purchase Amount, Joby shall issue the Additional Shares to the Investor, free and clear of any liens, encumbrances or other restrictions (other than those arising under this Purchase Agreement and applicable securities laws), and subsequently cause the Additional Shares to be registered in book entry form in the name of the Investor on Joby’s share register, with evidence of such issuance and registration provided to the Investor on the Additional Closing Date.

4.Initial Closing Conditions. The obligation of Joby to issue and sell the Initial Shares, and the obligation of the Investor to purchase the Initial Shares, at the Initial Closing are in each case subject to the fulfillment on or before the Initial Closing, of each of the following conditions (collectively, the “Initial Closing Conditions”), unless waived:
(a)The representations and warranties of Joby set forth in Section 7 hereof shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined below) which representations and warranties shall be true and correct in all respects), when made and on and as of the Initial Closing Date with the same effect as though made on such date.
(b)The representations and warranties of the Investor set forth in Section 8 hereof shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) when made and on and as of the Initial Closing Date with the same effect as though made on such date.
(c)The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it at or prior to the Initial Closing.
(d)The Investor shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by the Investor at or prior to the Initial Closing.
(e)The Company shall have filed with the New York Stock Exchange (the “NYSE”) a Supplemental Listing Application for the listing of the Shares, if required, and the NYSE shall have approved such Shares for listing (including the issuance of Additional Shares hereunder).
(f)The Company’s Board of Directors (the “Board”) shall have authorized the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation, in form and substance reasonably satisfactory to the Investor (the “New Certificate of Incorporation”), and authorized the New Certificate of Incorporation to be submitted for approval to the stockholders of the Company at the Company’s annual meeting in 2025 (the “2025 Annual Meeting”) with the Board recommending that the stockholders vote in favor of the New Certificate of Incorporation.
(g)The Company shall have amended and restated its Amended and Restated Bylaws, in form and substance reasonably satisfactory to the Investor (the “New Bylaws”), and such New Bylaws shall have been approved by the Board.
(h)The Company shall have delivered to the Investor a certificate, dated as of the Initial Closing Date, executed by the Chief Executive Officer, the Chief Financial Officer, the General Counsel or the Corporate Secretary of the Company, certifying that (i) the execution, delivery and performance by the Company of this Purchase Agreement and the other Initial Closing Transaction Documents and the consummation of the transactions contemplated hereby and thereby (including the issuance of the Shares, authorization of the New Bylaws and the submission of the New Certificate of Incorporation for approval by the Company’s stockholders at the Company’s 2025 Annual Meeting with the Board recommending that the stockholders vote in favor of the New Certificate of Incorporation) have been approved by the Board, with such resolutions of the Board attached, which resolutions have not been modified, rescinded or amended and are in full force and effect, (ii) attached thereto is a true and complete copy of the amended and restated certificate of incorporation, certified by the Secretary of State of the State of Delaware, which has not been amended since the date reflected thereon, (iii) attached thereto is the true and complete copy of the New Certificate of Incorporation, which will be submitted for approval to the stockholders of the Company at the Company’s 2025 Annual Meeting with the Board recommending that the stockholders vote in favor of the New Certificate of Incorporation and (iv) attached thereto is a true and correct copy of the New Bylaws and the New Bylaws are in full force and effect and have not been amended since the date thereof.
(i)Investor shall have delivered to the Company a certificate, dated as of the Initial Closing Date, executed by a duly authorized director or officer or other authorized individual of the Investor, certifying that the execution, delivery and performance by Investor of this Purchase Agreement and the other Initial Closing Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been approved and/or ratified in accordance with the Investor’s governance documents and applicable law.

(j)The Company shall have delivered to Investor a certificate, dated as of the Initial Closing Date, executed by the Chief Executive Officer or the Chief Financial Officer of the Company, certifying that (i) the representations and warranties of the Company set forth in Section 7 of this Purchase Agreement and in the other Initial Closing Transaction Documents (as defined below), if any, are true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined below) which representations and warranties shall be true and correct in all respects), with the same effect as though made on and as of the Initial Closing Date, (ii) the Company has complied with all of the agreements and covenants hereunder and under the other Initial Closing Transaction Documents and performed or satisfied all of the Initial Closing Conditions and any closing conditions under the other Initial Closing Transaction Documents on its part to be performed or satisfied as of the Initial Closing Date and (iii) the Company and its subsidiaries, on a consolidated basis, after giving effect to the transactions under the Initial Closing Transaction Documents, are Solvent (as defined below).
(k)Prior to or concurrent with the Initial Closing, an amendment and restatement of the Amended and Restated Collaboration Agreement, dated August 30, 2019, and the Memorandum of Understanding, dated February 23, 2021, in each case between the Company and Investor (the “Restated Collaboration Agreement”), shall have been duly authorized, executed and delivered by the Company in form and substance reasonably satisfactory to the Investor.
(l)Prior to or concurrent with the Initial Closing, a services agreement and initial statement of work thereunder, between the Company and the Investor (the “Services Agreement” and, collectively, with this Purchase Agreement, the Restated Collaboration Agreement and the Initial Closing Related Documentation (as defined below), the “Initial Closing Transaction Documents”), shall have been duly authorized, executed and delivered by the Company in form and substance reasonably satisfactory to the Investor.
(m)CFIUS Approval shall have been obtained at or prior to the Initial Closing.
“CFIUS Approval” means any of the following shall have occurred: (a) the Parties shall have received a written determination from the Committee on Foreign Investment in the United States (“CFIUS”) stating it has concluded that neither the transactions contemplated hereby, nor any portion thereof, constitutes a “covered transaction” subject to review under the U.S. Defense Production Act of 1950 and related regulations, as amended (“DPA”); (b) the Parties shall have received a written determination from CFIUS stating it has completed a review or investigation of the notification provided to CFIUS pursuant to the DPA with respect to the transactions contemplated hereby, or any portion thereof, and has concluded all action under the DPA; or (c) CFIUS shall have sent a report to the President of the United States requesting the President’s decision and either (i) the President has announced a decision to not take any action to suspend or prohibit the transactions contemplated hereby, or any portion thereof, or (ii) having received a report from CFIUS requesting the President’s decision, the President has not taken any action after fifteen (15) days from the earlier of the date the President received such report from CFIUS or the end of the investigation period related to the notification provided to CFIUS pursuant to the DPA with respect to the transactions contemplated hereby or any portion thereof.
(n)Any applicable waiting period (or extension thereof) or required approval relating to the Transaction Documents and the transactions contemplated thereunder under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) or any other Antitrust Law will have expired, been earlier terminated or been received (collectively, “HSR Approval”). For purposes hereof, “Antitrust Law” means any antitrust, competition or trade regulation laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, including the HSR Act.
(o)Other than HSR Approval and CFIUS Approval, the Company shall not need to obtain any other governmental, regulatory or third-party consents and approvals, necessary for the sale and issuance of the Initial Shares and the terms thereof, and neither the Company nor Investor shall need to obtain any other governmental, regulatory or third-party consents and approvals necessary for any transactions contemplated by the Initial Closing Transaction Documents, other than any stockholder approvals or consents required by Joby in respect of the registration rights set forth herein, which shall have been received prior to the Initial Closing. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of the transactions contemplated by the Initial Closing Transaction Documents, and no court or governmental entity shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition. There shall be no action, lawsuit, arbitration, claim or proceeding pending that enjoins the consummation of and entry into this Purchase Agreement (including the Additional Closing and issuance of Additional Shares) or the other Initial Closing Transaction Documents or the transactions contemplated hereby or thereby. No stockholder approval or consent shall be required by the Company to effect the sale and issuance of the Initial Shares, the Additional Shares or the terms of the Initial Closing Transaction Documents.
(p)The Company shall have received an opinion of Latham & Watkins LLP, the Company’s counsel, dated as of the Initial Closing Date, in form and substance reasonably acceptable to the Investor.
(q)On or prior to the Initial Closing Date, trading in the Common Stock shall not have been suspended by the United States Securities and Exchange Commission (the “SEC”) or the NYSE, nor shall suspension by the SEC or the NYSE have been threatened, either (a) in writing by the SEC or the NYSE or (b) by falling below the minimum maintenance requirements of the NYSE.
(r)Between the date that is thirty (30) days prior to the Initial Closing Date and the Initial Closing Date (and including the Initial Closing Date), trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited by the NYSE, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of Investor, makes it impracticable or inadvisable to purchase the Initial Shares at the Initial Closing.
(s)Investor shall deliver to Joby a duly completed and executed Internal Revenue Service Form W-9 or W-8BEN-E, as applicable.
(t)Prior to or on the Initial Closing Date, no Fundamental Change shall have occurred or be expected to occur with respect to Joby and its subsidiaries.
For purposes hereof, a “Fundamental Change” shall be deemed to have occurred if any of the following occurs: (i) any “person” or “group” (within the meaning of Section 13(d) and 14(d) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding voting securities of the Company (taking into account all such voting securities that such “person” or “group” has the right to acquire pursuant to any option right), (ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Company’s Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive other securities, cash or other property, other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity, in substantially the same proportions vis-à-vis each other as immediately before such transaction, (iii) a sale, lease or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to any “person” or group” (as defined in clause (i)), other than to a wholly-owned subsidiary of the Company (each of clauses (i) through (iii) herein, a “Change of Control”), (iv) the Company’s stockholders approve any plan or proposal for the liquidation or dissolution of the Company; or (v) the Common Stock ceases to be listed on the NYSE. Notwithstanding the above, a reincorporation transaction solely for purposes of changing the Company’s state of incorporation shall not be deemed a Fundamental Change.
(u)The Company shall not be subject to or expect to be subject to and neither its financial statements nor any of its SEC Documents filed or furnished with the SEC shall be subject to or contain any “going concern” explanatory language or like qualification or exception.
(v)Prior to or on the Initial Closing Date, none of the Restated Collaboration Agreement, the Services Agreement or the Parts Supply Agreement, dated February 15, 2023 (as it may be amended in connection with the transactions contemplated by the Transaction Documents, the “Parts Supply Agreement”), between the parties hereto shall have been terminated or subject to termination in connection with a breach thereof by Joby.
(w)The Company shall have delivered to the Investor on the date of this Purchase Agreement and on the date of the Initial Closing such other documents, instruments or certificates relating to the transactions contemplated by this Purchase Agreement as Investor or its counsel may reasonably request, in form and substance satisfactory to the Investor (such documentation, collectively, the “Initial Closing Related Documentation”), including on the date of this Purchase Agreement and on the date of the Initial Closing, in respect of information, documentation or obligations regarding (i) government contracts and (ii) the voting rights of the Shares and any other shares of Common Stock held by the Investor and its affiliates, including relating to a resolution ensuring the voting rights of the Shares and any other shares of Common Stock held by the Investor and its affiliates and the Company’s ownership and control of Joby Elevate, Inc. (including any successors) and its subsidiaries, with respect to Title 49, United States Code, Section 40102 and administrative interpretations thereof (“Title 49”) issued by the United States Department of Transportation (“DOT”).
5.Additional Closing Conditions. The obligation of Joby to issue and sell the Additional Shares, and the obligation of the Investor to purchase the Additional Shares, at the Additional Closing are in each case subject to the fulfillment on or before the Additional Closing, of each of the following conditions (collectively, the “Additional Closing Conditions”), unless waived:
(a)The representations and warranties of Joby set forth in Section 7 hereof shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined below) which representations and warranties shall be true and correct in all respects), when made and on and as of the Additional Closing Date with the same effect as though made on such date.
(b)The representations and warranties of the Investor set forth in Section 8 hereof shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) when made and on and as of the Additional Closing Date with the same effect as though made on such date.
(c)The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by it at or prior to the Additional Closing.
(d)The Investor shall have performed, satisfied and complied with all covenants, agreements and conditions required to be performed, satisfied or complied with by the Investor at or prior to the Additional Closing.
(e)If not then approved for listing or if any other documentation is then required, the Company shall have filed with the NYSE a Supplemental Listing Application for the listing of the Additional Shares or provided the NYSE with any other required documentation and the NYSE shall have approved such Shares for listing.
(f)The Company shall have obtained all necessary approvals of the Company’s stockholders to amend and restate the Company’s Amended and Restated Certificate of Incorporation in the form of the New Certificate of Incorporation and filed such New Certificate of Incorporation with the Secretary of State of the State of Delaware.
(g)The Company shall have delivered to the Investor a certificate, dated as of the Additional Closing Date, executed by the Chief Executive Officer, Chief Financial Officer, General Counsel or Corporate Secretary of the Company, certifying that (i) the execution, delivery and performance by the Company of this Purchase Agreement and the other Additional Closing Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been approved by the Board, with such resolutions of the Board attached, which resolutions have not been modified, rescinded or amended and are in full force and effect, (ii) all necessary stockholder approvals for the New Certificate of Incorporation have been received and attached thereto is a true and complete copy of the New Certificate of Incorporation, certified by the Secretary of State of the State of Delaware, which has not been amended since the date reflected thereon and (iii) attached thereto is a true and correct copy of the New Bylaws and the New Bylaws are in full force and effect and have not been amended since the date thereof.

(h)The Investor shall have delivered to the Company a certificate, dated as of the Additional Closing Date, executed by a duly authorized director or officer or other authorized individual of the Investor, certifying that the execution, delivery and performance by the Investor of this Purchase Agreement and the other Additional Closing Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been approved and/or ratified in accordance with the Investor governance documents and applicable law.
(i)The Company shall have delivered to Investor a certificate, dated as of the Additional Closing Date, executed by the Chief Executive Officer or the Chief Financial Officer of the Company, certifying that (i) the representations and warranties of the Company set forth in Section 7 of this Purchase Agreement and the other Transaction Documents, if any, are true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined below) which representations and warranties shall be true and correct in all respects), with the same effect as though made on and as of the Additional Closing Date, (ii) the Company has complied with all of the agreements and covenants hereunder and under the other Transaction Documents and performed or satisfied all of the Additional Closing Conditions and any closing conditions under the other Transaction Documents on its part to be performed or satisfied as of the Additional Closing Date and (iii) the Company and its subsidiaries, on a consolidated basis, after giving effect to the transactions under the Additional Closing Transaction Documents, are Solvent.
(j)Prior to or concurrent with the Additional Closing, one or more strategic alliance agreements with respect to low-volume commercial production of eVTOLs between the Company and Investor (the “Strategic Alliance Agreements” and, collectively, with this Purchase Agreement and the Additional Closing Related Documentation (as defined below), the “Additional Closing Transaction Documents” and, collectively with the Initial Closing Transaction Documents, the “Transaction Documents”), shall have been duly authorized, executed and delivered by the Company in form and substance reasonably satisfactory to the Investor.
(k)The Company shall not need to obtain any governmental, regulatory or third-party consents and approvals, necessary for the sale and issuance of the Additional Shares and the terms thereof, and neither the Company nor the Investor shall need to obtain any governmental, regulatory or third-party consents and approvals, necessary for any transactions contemplated by the Additional Closing Transaction Documents. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental entity of competent jurisdiction that prohibits the consummation of the transactions contemplated by the Transaction Documents, and no court or governmental entity shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition. There shall be no action, lawsuit, arbitration, claim or proceeding pending that enjoins the consummation of and entry into this Purchase Agreement (including the Additional Closing and issuance of Additional Shares) or the other Transaction Documents or the transactions contemplated hereby or thereby. No stockholder approval or consent shall be required by the Company to effect the sale and issuance of the Additional Shares or the terms of the Additional Closing Transaction Documents.
(l)The Company shall have received an opinion of Latham & Watkins LLP, the Company’s counsel, dated as of the Additional Closing Date, in form and substance reasonably acceptable to the Investor.
(m)On or prior to the Additional Closing Date, trading in the Common Stock shall not have been suspended by the SEC or the NYSE, nor shall suspension by the SEC or the NYSE have been threatened, either (a) in writing by the SEC or the NYSE or (b) by falling below the minimum maintenance requirements of the NYSE.
(n)Between the date that is thirty (30) days prior to the Additional Closing Date and the Additional Closing Date (and including the Additional Closing Date), trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited by the NYSE, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of Investor, makes it impracticable or inadvisable to purchase the Additional Shares at the Additional Closing.
(o)The Initial Closing Date shall have occurred on or prior to the date of the Additional Closing Date.

(p)Prior to or on the Additional Closing Date, no Fundamental Change shall have occurred or be expected to occur with respect to Joby and its subsidiaries.
(q)The Company shall not be subject to or expect to be subject to and neither its financial statements nor any of its SEC Documents filed or furnished with the SEC shall be subject to or contain any “going concern” explanatory language or like qualification or exception.
(r)Prior to or on the Additional Closing Date, none of the Restated Collaboration Agreement, the Services Agreement or the Parts Supply Agreement between the parties shall have been terminated or subject to termination in connection with a breach thereof by Joby.
(s)The Company shall have delivered to Investor on the date of this Purchase Agreement and on the date of the Initial Closing such other documents, instruments or certificates relating to the transactions contemplated by this Purchase Agreement as Investor or its counsel may reasonably request, in each case in form and substance satisfactory to the Investor (collectively, the “Additional Closing Related Documentation”), including on the date of this Purchase Agreement and on the date of the Additional Closing, in respect of information, documentation or obligations regarding (i) government contracts and (ii) the voting rights of the Shares and any other shares of Common Stock held by the Investor and its affiliates, including relating to a resolution ensuring the voting rights of the Shares and any other shares of Common Stock held by the Investor and its affiliates and the Company’s ownership and control of Joby Elevate, Inc. (including any successors) and its subsidiaries, with respect to Title 49.
6.Further Assurances. At and after the date of this Purchase Agreement, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties may reasonably deem to be practical and necessary to consummate the transactions contemplated by this Purchase Agreement. In particular:
(a)Joby and the Investor shall cooperate with one another in connection with any filing under the HSR Act or any other Antitrust Law, in connection with the CFIUS Filing, and in connection with resolving any investigation or other inquiry of any government regulator as soon as practicable after the date of this Purchase Agreement. The Company and the Investor shall jointly determine and direct the strategy and process by which the parties will seek required approvals. To the extent not prohibited by law, the Company and the Investor each shall furnish to the other party information reasonably required to resolve and respond to any such investigation, shall give each other reasonable prior notice of any communication with any government regulator and permit representatives of the other party to attend any such meeting or teleconference, and shall provide reasonable opportunity to review in advance and comment on drafts of filings and submissions (provided that each party may, in its reasonable discretion and after consultation with the other party, confidentially submit to CFIUS trade secret and other confidential information).
(b)Notwithstanding the foregoing, the Company and Investor may, as each deems advisable in its sole discretion, (i) designate any commercially sensitive materials provided to the other party under this Section 6 as “outside counsel only,” in which case such materials and the information contained therein shall be given only to the outside counsel of the recipient party, and the recipient party shall cause such outside counsel not to disclose such materials or information to any employees, officers, directors or other representatives of the recipient party unless express written permission is obtained in advance from the disclosing party and (ii) redact any materials provided to the other party under this Section 6 (x) to remove references concerning the valuation of the Company or the Investor, (y) as necessary to comply with contractual arrangements, and (z) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns.
(c)In addition, with respect to obtaining the CFIUS Approval, cooperation under this Section 6 shall include each party agreeing to (1) as promptly as practicable, and in any case within fifteen (15) Business Days after the date hereof, file a draft Joint Voluntary Notice (“CFIUS Filing”) in respect of the transactions contemplated by this Purchase Agreement with CFIUS and engage in the pre notice consultation process with CFIUS with respect thereto, (2) following such pre-notice consultation, as promptly as practicable after the receipt of any comments to the draft CFIUS Filing or confirmation from CFIUS that it has no comments to such draft CFIUS Filing, make the formal CFIUS Filing, (3) as promptly as practicable, and within the timeframe set forth in 31 C.F.R. Part 800, comply with any request received from CFIUS for any certification, additional information, documents or other materials in respect of either of such notices or the transactions contemplated by this Purchase Agreement, provided, that either the Company or the Investor, after discussion with the other party, may request in good faith an extension of time to respond to CFIUS requests for follow-up information. The Company shall be responsible for paying all filing fees in connection with the submission of such CFIUS Filing.
(d)For the avoidance of doubt, notwithstanding any other provision of this Purchase Agreement, neither the Company nor the Investor shall be obliged, with respect to CFIUS Approval, HSR Approval or any other condition precedent set forth in Sections 4(m) or 4(n), to propose, negotiate or accept any mitigation terms or remedies (i.e., conditions, obligations or other requirements, including, but not limited to any requirement to sell, license, assign, transfer, divest, hold separate or otherwise dispose of any assets, business or portion of its business, conduct, restrict, operate, invest or otherwise change the assets, business or portions of its business in any manner, or impose any restriction, requirement or limitation on the operation its business or portion of its business, including any requirement to provide advance notice or to obtain advance approval from a governmental authority for a future transaction) to obtain any consents, approvals, orders and authorizations set out in Sections 4(m) and 4(n) of this Purchase Agreement. Failure to obtain such consents, approvals, orders or authorizations shall not constitute a breach of the Company’s and the Investor’s obligations set forth in this Section 6; provided, however, that each of the Company and the Investor shall use their reasonable efforts to avoid and remove any impediments to consummation of the transactions contemplated under the Transaction Documents as soon as practicable after the date of this Purchase Agreement.
7.Joby Representations and Warranties. Joby represents and warrants to the Investor that the following statements are true and complete as of the date upon which this Purchase Agreement is entered into and will be true and complete as of the Initial Closing Date and the Additional Closing Date:
(a)Joby and each of its subsidiaries (i) is a corporation or limited liability company duly incorporated or organized, validly existing as a corporation or a limited liability company, as applicable, and in good standing under the laws of the State of Delaware or the jurisdiction of its incorporation or formation, (ii) has the corporate or limited liability company power and authority, as applicable, to own or lease its property and conduct its business as presently conducted, and (iii) is duly qualified to transact business and is in good standing in each jurisdiction (to the extent the concept of good standing or an equivalent concept is applicable in such jurisdiction) in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business, assets, operations, condition (financial or otherwise)or results of operations of the Company and its subsidiaries (collectively, the “Group Companies” and, each, individually, a “Group Company”), taken as a whole, or on the Company’s ability to perform its obligations under this Purchase Agreement (a “Material Adverse Effect”).
(b)The execution and delivery by the Company of and the performance by the Company of its obligations under this Purchase Agreement and the consummation of the transactions contemplated hereby, including issuance of the Shares pursuant to the terms of this Purchase Agreement, have been, and prior to or on the date of the Initial Closing Date or the Additional Closing Date, as applicable, the execution and delivery by the Company of and the performance by the Company of its obligations under the other Transaction Documents and the consummation of the transactions contemplated thereby will have been, duly authorized by all necessary actions on the part of the Company.
(c)The Shares are original issue shares (and not treasury shares), duly authorized and, when issued and delivered to the Investor against full payment therefor in accordance with the terms of this Purchase Agreement, the Shares will be validly issued, fully paid and non-assessable, and conform in all material respects to the description thereof in the Company’s most recent SEC Documents, and will not have been issued (i) in violation of or subject to any preemptive or similar rights created under Joby’s certificate of incorporation or bylaws in effect as of the time the Shares are issued or under Delaware General Corporation Law or any agreement to which any Group Company is a party, or (ii) assuming the accuracy of Investor’s accredited investor representations in Section 6 of this Purchase Agreement, in violation of applicable law. The Shares will not be subject to any preemptive rights, participation rights, rights of first refusal or other similar rights.
(d)This Purchase Agreement has been duly authorized, validly executed and delivered by a duly authorized representative of Joby. The signature of Joby on this Purchase Agreement is genuine, and the signatory has been duly authorized to execute this Purchase Agreement. Assuming that the Transaction Documents are validly executed and delivered by a duly authorized representative of Investor, this Purchase Agreement constitutes and, when entered into, the other Transaction Documents will constitute, legal, valid and binding obligations of Joby, enforceable against Joby in accordance with their terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity (the exceptions contemplated by Section 7(d)(i) and Section 7(d)(ii), the “Equitable Exceptions”).
(e)The Company’s execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby, including the issuance and sale by Joby of the Shares hereunder, are within the corporate powers of Joby, and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, and no event has occurred that with notice or lapse of time or both, would constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Joby or any of its subsidiaries pursuant to the terms of, any contract, indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which any Group Company is a party or by which any Group Company is bound or to which any of the property or assets of any Group Company are subject, (ii) result in any violation of the provisions of any Group Company’s organizational documents, including, without limitation, its certificate of incorporation or bylaws, or (iii) result in a breach or default under or violation of any applicable law, rule, judgment, order, regulation, decree, statute, or any judgment, order, rule or regulation of any court or other tribunal or of any governmental commission or agency or body, domestic or foreign, having jurisdiction over any Group Company or any of their properties, provided that, in the case of each of (i) and (iii) any such breach, default or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
For the Purposes of this Purchase Agreement, “applicable law” means, with respect to any party to this Purchase Agreement, any federal, state, provincial, local or foreign law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling, writ, stipulation or other similar requirement enacted, adopted, promulgated or applied by a governmental authority that is binding upon or applicable to such party, as amended unless expressly specified otherwise.
(f)The Company has timely filed or furnished all reports, schedules, forms, statements and other documents (including exhibits thereto) (the “SEC Documents”) required to be filed or furnished by the Company with the SEC since January 1, 2022. As of their respective filing dates or dates on which they were furnished, all of the SEC Documents filed or furnished by the Company with the SEC since January 1, 2022 complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder. None of the SEC Documents filed under the Exchange Act included, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments with respect to the Company or any of the SEC Documents received by the Company (or any affiliate or subsidiary thereof) in comment letters or otherwise from the staff of the Division of Corporation Finance of the SEC or any other departments of the SEC with respect to any of the SEC Documents or otherwise.
(g)Joby is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or self-regulatory organization required on the part of the Company in connection with the execution, delivery or performance of this Purchase Agreement and, when entered into, any of the other Transaction Documents, including the delivery and issuance of the Shares pursuant to this Purchase Agreement, other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii) those required by the NYSE, (iv) CFIUS Approval, or (v) HSR Approval.
(h)As of the date hereof, the authorized share capital of Joby consists of 1,500,000,000 shares of capital stock consisting of 1,400,000,000 shares of Common Stock and 100,000,000 shares of $0.0001 per share par value preferred stock (“Preferred Stock”). As of the close of business on the date immediately preceding the date hereof, 717,094,083 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding. All issued and outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable, and conform in all material respects to the description thereof in the Company’s most recent SEC Documents. Except as set forth in the SEC Documents, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its subsidiaries.
(i)As of the date hereof, Joby has not received any written communication from a governmental authority that (i) seeks or threatens to enjoin or sets forth other consequences or (ii) expresses concern, in each case with respect to the transactions contemplated by the Transaction Documents.
(j)Assuming the accuracy of the Investor’s representations and warranties set forth in Section 8 of this Purchase Agreement, no registration under the Securities Act of 1933, as amended (the “Securities Act”), is required for the offer and sale of the Shares by Joby to the Investor and the Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.
(k)Neither Joby nor any person acting on its behalf has offered or sold the Shares by any form of general solicitation or general advertising in violation of the Securities Act.
(l)Except as disclosed in the Company’s SEC Documents prior to the date hereof, there is no (i) material suit, action, legal or governmental proceeding or arbitration pending, or, to Joby’s knowledge, threatened against any Group Company or (ii) material judgment, decree, injunction, ruling or order of any federal, state, local or foreign government, any court of competent jurisdiction or any administrative, regulatory (including any stock exchange) or other governmental agency, commission or authority or arbitrator outstanding against any Group Company.
(m)(i) The audited financial statements and the unaudited quarterly financial statements (including, in each case, the notes thereto) of the Company and its subsidiaries included in the SEC Documents comply as to form in all material respects with the applicable accounting requirements of the Securities Act and Exchange Act, as applicable, as well as the published rules and regulations of the SEC with respect thereto, and present fairly the consolidated financial position of the Company as of the dates shown and the Company’s results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) applied on a consistent basis throughout the periods covered thereby except for any normal year-end adjustments in the Company’s quarterly financial statements. The other financial information included in the SEC Documents has been derived from the accounting records of the Company and presents fairly in all material respects the information shown thereby. The statistical, industry-related and market-related data included in the SEC Documents are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate and such data is consistent with the sources from which they are derived, in each case in all material respects.
(ii)    The Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) and 15d-15 under the Exchange Act) that comply with the requirements of the Exchange Act applicable to the Company. Such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its significant subsidiaries is communicated in a timely manner to the Company’s principal executive officer and principal financial officer by others within those entities; and, except as set forth in the SEC Documents, such disclosure controls and procedures are effective at the reasonable assurance level. To the knowledge of the Company, there is no pending or threatened inspection of an audit of the Company’s financial statements by the Public Company Accounting Oversight Board.
(iii)    The Company maintains a system of internal control over financial reporting (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act). Such internal controls are designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in XBRL included in the SEC Documents is accurate. Except as described in the SEC Documents, since the end of the Company’s most recent audited fiscal year, there has been (i) no material weakness or significant deficiency in the Company’s internal control over financial reporting (whether or not remediated) as defined in Rule 13(a)-15(f) under the Exchange Act and (ii) no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting. The Company’s management has completed an assessment of the effectiveness of the Company’s system of internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), for the fiscal year ended December 31, 2023, and for any subsequent fiscal year end, and such assessment concluded that such controls were effective.
(iv)    None of the Company or its subsidiaries is a party to nor has any commitment to become a party to any joint venture, securitization transaction, off-balance sheet partnership or any similar contract (including any material contract or arrangement relating to any transaction or relationship between or among the Company, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Exchange Act)).
(v)    The Company is in compliance in all material respects with any and all applicable requirements of SOX and any and all applicable rules and regulations promulgated by the SEC thereunder, the Securities Act, the Exchange Act, and the applicable listing and corporate governance rules and regulations of the NYSE.
(n)Since the date of the Company’s annual report on Form 10-K for the year ended December 31, 2023, no event, series of events, change or condition has occurred, individually or in the aggregate, that has had, or would reasonably be expected to have, a Material Adverse Effect. None of the Group Companies have taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead any such creditor to do so.
(o)Each Group Company possesses all licenses, certificates, permits, consents, orders, approvals and other authorizations (collectively, “Permits” and each, a “Permit”) issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except where the failure to possess any such Permit would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and no Group Company has received any notice of proceedings relating to the revocation or modification of any Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.
(p)The issued and outstanding shares of Common Stock of Joby are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NYSE. There is no suit, action, proceeding. inquiry or investigation pending or, to Joby’s knowledge, threatened against Joby (or any affiliate or subsidiary thereof) by the NYSE or the SEC, including with respect to any intention by such entity to deregister such shares of Common Stock or prohibit or terminate the listing of such shares of Common Stock on the NYSE, excluding, for the purposes of clarity, the customary periodic review of certain periodic reports filed by Joby with the SEC. Joby has taken no action that would be reasonably expected to terminate, or lead to the termination of, the registration of such shares of Common Stock under the Exchange Act prior to the Initial Closing or the Additional Closing.
(q)Joby is not under any obligation to pay any broker’s or finder’s fee or commission (or similar fee) in connection with the sale of the Shares based upon arrangements made by or on behalf of the Company. None of Joby nor its affiliates or subsidiaries have taken any action which could result in Investor being required to pay any such fee or commission.
(r)None of the Company or its subsidiaries is (a) in a breach or violation of any of the terms or provisions of, or in default under, and no event has occurred that, with notice or lapse of time or both, would constitute a breach or a default under, any contract, indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which any Group Company is a party or by which any Group Company is bound or to which any of the property or assets of the Group Company are subject, (b) in violation of the provisions of its organizational documents, including, without limitation, its certificate of incorporation or bylaws or similar organizational document or (c) in a breach or default under or violation of any applicable law, rule, judgment, order, regulation, decree, statute, or any judgment, order, rule or regulation of any court or other tribunal or of any governmental commission or agency or body, domestic or foreign, having jurisdiction over any Group Company or any of their properties, provided that, in the case of each of (a) and (c) any such breach, default or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, no other party is in a material breach of or default under any material agreement or other instrument binding upon the Group Company, except as described in the SEC Documents.

(s)Each Group Company has good and marketable title to all real property and personal property owned by it that is material to the business of the Group Companies, taken as a whole, in each case free and clear of all liens, encumbrances or defects, except such as are described in the SEC Documents or those that would not be reasonably likely to result in a Material Adverse Effect. Except as would not be reasonably likely to result in a Material Adverse Effect, all real property and buildings held under lease by the Group are held by the respective Group Company under valid, subsisting and, to the Company’s knowledge, enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Group, taken as a whole.
(t)(i) Except as would not reasonably be expected to have a Material Adverse Effect, (a) each Group Company owns or has a valid license to all patents, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, “Intellectual Property Rights”) used in or reasonably necessary to the conduct of its business; (b) to the Company’s knowledge, the Intellectual Property Rights owned by the Group Companies and, to the Company’s knowledge, the Intellectual Property Rights licensed to the Group Companies, are valid, subsisting and enforceable, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope or enforceability of any such Intellectual Property Rights; (c) no Group Company has received any notice alleging any infringement, misappropriation or other violation of Intellectual Property Rights by such Group Company; (d) to the Company’s knowledge, no third party is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Rights owned by the Company; (e) to the Company’s knowledge, no Group Company infringes, misappropriates or otherwise violates, or in the past three (3) years has infringed, misappropriated or otherwise violated, any Intellectual Property Rights of any third party; and (f) all employees or contractors engaged in the development of Intellectual Property Rights on behalf of any Group Company have executed an invention assignment agreement whereby such employees or contractors presently assign all of their right, title and interest in and to such Intellectual Property Rights to the applicable Group Company if such Intellectual Property Rights are not assigned by operation of applicable law. Each Group Company uses, and has used, commercially reasonable efforts in accordance with customary industry practice to appropriately maintain as confidential its trade secrets.
(ii) Except as would not, individually or in the aggregate, have a Material Adverse Effect, (a) those certain Intellectual Property Rights owned by the Group Companies as of the date of this Purchase Agreement and which are necessary for the conduct of the business of developing and commercializing software for electric vertical takeoff and landing aircrafts (the “Background IP”) are not subject to any security interest, pledge, hypothecation, mortgage, lien or encumbrance (other than (A) any license of, option to license, or covenant not to assert claims of infringement, misappropriation or other violation and (B) any non-exclusive licenses or other rights granted in the ordinary course of business) and (b) there are no restrictions on the ability of any Group Company to grant a non-exclusive, perpetual, fully paid-up and irrevocable license to use, copy, modify, adapt, improve or enhance the Background IP on arm’s-length terms.
(iii)     Except as would not, individually or in the aggregate, have a Material Adverse Effect, (a) each Group Company uses and has used all software and other materials used in its businesses that are under a “free,” “open source,” or similar licensing model (“Open Source Software”) in compliance with all license terms applicable to such Open Source Software; and (b) no Group Company uses or distributes or has used or distributed any Open Source Software in any manner that requires or has required (A) any Group Company to permit reverse engineering of any software code or other technology owned by any Group Company or (B) any software code or other technology owned by Group Company to be (1) disclosed or distributed in source code form, (2) licensed for the purpose of making derivative works or (3) redistributed at no charge.
(iv) Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases owned or leased by the Group Companies (collectively, “IT Systems”) are adequate for, and operate and perform as required in connection with, the operation of the business of the Group Companies as currently conducted and, to the knowledge of the Company, are free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants; (ii) each Group Company has taken commercially reasonable efforts to implement and maintain controls, policies, procedures, and safeguards designed to maintain and protect the integrity, continuity, redundancy and security of all IT Systems used in connection with their businesses as currently conducted; and (iii) to the knowledge of the Company, there has been no unauthorized access to the IT Systems.
(v) Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) each Group Company has complied and is presently in compliance with all internal and external privacy policies, contractual obligations, applicable industry standards, applicable laws, statutes, judgments, orders, rules and regulations of any court or arbitrator or other governmental or regulatory authority, in each case, relating to the collection, use, transfer, import, export, storage, protection, disposal and disclosure by such Group Company of personal, personally identifiable, household, sensitive or confidential (“Data Privacy and Security Obligations”, and such data, “Data”); (ii) the Company has not received any notification of or complaint regarding and is unaware of any other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any Data Privacy and Security Obligations; and (iii) there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or, to the knowledge of the Company, threatened alleging non-compliance with any Data Privacy and Security Obligations.
(vi) Each Group Company has taken commercially reasonable technical and organizational measures designed to protect the information technology systems and Data used in connection with the operation of its businesses. Without limiting the foregoing, each Group Company has used commercially reasonable efforts to establish and maintain, and has established, maintained, implemented and complied with, commercially reasonable information technology, information security, cyber security and data protection controls, policies and procedures, including oversight, access controls, encryption, technological and physical safeguards and business continuity/disaster recovery and security plans that are designed to protect against and prevent breach, destruction, loss, unauthorized distribution, use, access, disablement, misappropriation or modification, or other compromise or misuse of or relating to any information technology system or Data used in connection with the operation of its businesses (“Breach”). Except as would not, individually or in the aggregate have a Material Adverse Effect, there has been no such Breach, and no Group Company has been notified of any such Breach.
(u)None of Joby, its subsidiaries nor, to Joby’s knowledge, any of its affiliates or any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under the Securities Act in connection with the sale by Joby of the Shares as contemplated hereby or (ii) cause the sale of the Shares pursuant to this Purchase Agreement to be integrated with prior offerings by Joby for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange on which any of the securities of Joby are listed or designated.
(v)(i) No Group Company nor any of their respective officers or directors or any other person acting in a similar capacity or carrying out a similar function, is or to the Company’s knowledge, any employee, agent or representative of any Group Company, (A) violated the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any other applicable anti-bribery or anti-corruption laws, nor has any Group Company offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any governmental entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such affiliate of the Company knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of: (a) (1) influencing any act or decision of such Government Official in his/her official capacity, (2) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (3) securing any improper advantage, or (4) inducing such Government Official to influence or affect any act or decision of any governmental entity, or (b) assisting the Company in obtaining or retaining business for or with, or directing business to, the Company, (B) is or has been a person named on the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identifications List, or any other similar list of sanctioned persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control or U.S. Commerce Department’s Bureau of Industry and Security, or any similar list of sanctioned persons administered by the European Union or any individual European Union member state or the United Kingdom (collectively, “Sanctions Lists”); (C) is or has been directly or indirectly owned or controlled by, or acting on behalf of, one or more persons on a Sanctions List; (D) is organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of Russia, Belarus, Cuba, Iran, North Korea, Syria, Venezuela, the Crimea region of Ukraine, the so-called Donetsk People’s Republic (DNR) and Luhansk People’s Republic (LNR) regions of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom (collectively, “Embargoed Location”); (E) is or has been a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (F) is a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. To the extent required by applicable law, Joby also represents that it maintains policies and procedures reasonably designed to ensure compliance with sanctions administered by the United States, the European Union, any individual European Union member state or the United Kingdom, to the extent applicable to Joby. No Group Company has knowingly engaged in, is now knowingly engaged in, or will knowingly engage in, any dealings or transactions with any person, or in any country or territory, that at the time of the dealing or transaction satisfies the criteria of any of clauses (B) through (E) of the first sentence of this Section 7(v)(i) (“Restricted Party”).
(ii) Neither Joby nor any of its officers or directors or any other person acting in a similar capacity or carrying out a similar function, constitutes any of the following (reference is made to the Act on Prevention of Unjust Acts by Organized Crime Group Members (Japanese Act No. 77 of 1991, including subsequent revisions) and Article 15 of the Rules Concerning the Enforcement of the Articles of Association of the Japan Securities Dealers Association for additional information) (collectively, “Impermissible Yakuza Connections”): (i) bouryokudan organized crime groups; (ii) members of bouryokudan or former bouryokudan members with less than five (5) years having passed since separation; (iii) associate members of bouryokudan; (iv) companies affiliated with bouryokudan; (v) soukaiya racketeer groups; (vi) groups conducting criminal activities under the pretext of social campaigns; (vii) crime groups specialized in intellectual crimes; (viii) other entities equivalent to the foregoing items (i) through (vii); (ix) companies whose management is controlled by a person to which any of the foregoing items (i) through (viii) apply (“Bouryokudan Members”); (x) companies whose management substantially involves Bouryokudan Members; (xi) persons who wrongfully engage Bouryokudan Members for the purpose of gaining unjust profit for themselves, their company or a third party or for the purpose of harming a third party; (xii) persons who provide funds or assistance to or are otherwise involved with Bouryokudan Members; and (xiii) directors or other persons substantially involved in the management of Joby who have socially unacceptable relationships with Bouryokudan Members. Notwithstanding the foregoing, none of the foregoing representation shall be deemed to be breached as a result of an indirect or beneficial owner of Joby or its funds or assets constituting an Impermissible Yakuza Connection unless either (i) Joby had knowledge of such indirect or beneficial ownership or (ii) such indirect or beneficial ownership, by reason of it constituting an Impermissible Yakuza Connection, causes this Purchase Agreement be in violation of applicable legal requirements.
(iii) The Group Companies will not, directly or, knowingly, indirectly, use the proceeds of the Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person:
(i)to fund, finance, assist or facilitate any activities, business or transaction of or with any Restricted Party or in any Embargoed Location; or
(ii)in any other manner that would cause or would reasonably be expected to result in a violation of economic sanctions legal requirements by any person.
(w)The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. economic sanctions or anti-money laundering legal requirements (collectively, “Sanctions or Money Laundering Laws”), including, without limitation, legal requirements administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) all regulations contained in 31 CFR, Subtitle B, Chapter V. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Group Company with respect to any Sanctions or Money Laundering Law is pending or, to the knowledge of the Company, threatened. The Company further represents that the proceeds of the sale of the Shares to the Investor will not be used for any unlawful activity.

(x)The Company and its subsidiaries (i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the SEC Documents; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, have a Material Adverse Effect.
(y)The Company and its subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to pay would not, individually or in the aggregate, have a Material Adverse Effect), except as currently being contested in good faith. Except as disclosed in the SEC Documents, no tax deficiency has been determined adversely to any Group Company, which has had, or would have, individually or in the aggregate, a Material Adverse Effect. No Group Company has knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it or any of its subsidiaries which would have a Material Adverse Effect.
(z)Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each Group Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are, in the Company’s reasonable judgment, prudent and customary in the businesses in which the Group Companies are engaged, taken as a whole; no Group Company has been refused any insurance coverage sought or applied for; and no Group Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(aa)No material labor dispute with the employees of any Group Company exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(bb)the Company is not, and after giving effect to the sale of the Shares will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
(cc)To the knowledge of the Company, (i) each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”), (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption, and (iii) for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions, other than, in the case of (i), (ii) and (iii) above, as would not reasonably be expected to have a Material Adverse Effect.
(dd)The Company has exercised reasonable care, in accordance with SEC rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. For purposes of this Section 7(dd), “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the Initial Closing Date and the Additional Closing Date; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.
(ee)On the Initial Closing Date and the Additional Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Shares to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.
(ff)The Company understands and confirms that Investor will rely on the foregoing representations and warranties in effecting the transactions set forth under this Purchase Agreement and the purchase of the Shares. No event or circumstance has occurred or information exists with respect to the Company or any of its subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 8.
8.Investor Representations and Warranties. The Investor represents and warrants to Joby that all of the following statements are true and complete as of the date hereof and that such statements will be true and complete as of the Initial Closing Date and Additional Closing Date:
(a)The Investor is (i) an institutional “accredited investor” (within the meaning of Regulation D under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) acquiring the Shares only for its own account and not for the account of others, and (iii) not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information set forth on Schedule A). The Investor is not an entity formed for the specific purpose of acquiring the Shares.
(b)The Investor acknowledges and agrees that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, that the Shares have not been registered under the Securities Act. The Investor acknowledges and agrees that the Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to Joby or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and, in each case, in accordance with any applicable securities laws of the states of the United States and other applicable jurisdictions. The Investor acknowledges and agrees that the Shares will be subject to these securities law transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Investor acknowledges and agrees that the Shares will not immediately be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act. The Investor acknowledges and agrees that it has been advised to consult legal, tax and accounting advisors prior to making any offer, resale, transfer, pledge or disposition of any of the Shares.
(c)The Investor acknowledges and agrees that the book-entry position representing the Shares will bear or reflect, as applicable, a legend substantially similar to the following (provided that such legend shall be subject to removal in accordance with this Purchase Agreement):
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES

ACT”), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM.”
(d)The Investor acknowledges and agrees that the Investor is purchasing the Shares from Joby. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor, by or on behalf of Joby and by any control person, officer, director, employee, agents or representative of Joby, or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of Joby expressly set forth in this Purchase Agreement.
(e)The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Shares, including information about the business of Joby and its subsidiaries. Without limiting the generality of the foregoing, the Investor acknowledges that it has reviewed Joby’s filings with the SEC. The Investor acknowledges and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares.
(f)The Investor became aware of this offering of the Shares solely by means of direct contact between the Investor and Joby, and the Shares were offered to the Investor solely by direct contact between the Investor and Joby. The Investor did not become aware of this offering of the Shares, nor were the Shares offered to the Investor, by any other means including, without limitation, by any form of general solicitation or general advertising. The Investor acknowledges that, in making its investment decision to invest in Joby, it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or entity (including, without limitation, Joby and any of its control persons, officers, directors, employees, agents or representatives), other than the representations and warranties of Joby contained in Section 7 of this Purchase Agreement.
(g)The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in Joby’s filings with the SEC. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision. The Investor acknowledges that Investor shall be responsible for any of the Investor’s tax liabilities that may arise as a result of the transactions contemplated by this Purchase Agreement (unless otherwise set forth in this Purchase Agreement), and that neither Joby, nor any of its advisors or representatives, has provided any tax advice or any other representation or guarantee regarding the tax consequences of the transactions contemplated by this Purchase Agreement.
(h)Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in Joby. The Investor acknowledges specifically that a possibility of total loss exists.
(i)The Investor acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.
(j)The Investor has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation, with power and authority to enter into, deliver and perform its obligations under this Purchase Agreement and the other Transaction Documents.
(k)The execution, delivery and performance by the Investor of this Purchase Agreement and the other Transaction Documents and the consummation of the transactions contemplated thereby are within the corporate powers of the Investor, have been duly authorized and will not (a) constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound and (b) will not violate any provisions of the Investor’s organizational documents, including, without limitation, its certificate of incorporation or bylaws, as may be applicable, except in the case of clause (a), such as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Investor’s ability to perform its obligation under this Purchase Agreement. The signature of the Investor on this Purchase Agreement is genuine, and the signatory has been duly authorized to execute the same, and, assuming that this Purchase Agreement has been validly executed and delivered by a duly authorized representative of Joby, this Purchase Agreement constitutes a legal, valid and binding obligation of the Investor, and is enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by the Equitable Exceptions.
(l)Neither the Investor nor any of its officers or directors or any other person acting in a similar capacity or carrying out a similar function, is (i) a person named on a Sanctions List; (ii) directly or indirectly owned or controlled by, or acting on behalf of, one or more persons on a Sanctions List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of Russia, Belarus, Cuba, Iran, North Korea, Syria, Venezuela, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (v) a Restricted Party. To the extent required by applicable law, the Investor also represents that it maintains policies and procedures reasonably designed to ensure compliance with sanctions administered by the United States, the European Union, or any individual European Union member state, including the United Kingdom, to the extent applicable to the Investor. The Investor further represents that the funds held by the Investor and used to purchase the Shares were legally derived and were not obtained, directly or indirectly, from a Restricted Party.
(m)The Investor does not act on behalf of (i) any employee benefit plan that is subject to Title I of ERISA, (ii) any plan or an individual retirement account or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) any entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) any employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S., or other laws or regulations that are similar to such provisions of ERISA or the Code.
(n)On the Initial Closing Date and the Additional Closing Date, the Investor will have sufficient funds to pay the Purchase Amount and consummate the purchase and sale of the Shares pursuant to this Purchase Agreement.
9.Obligations of the Company.
(a)During the period beginning on the date of this Purchase Agreement and ending on the Additional Closing Date, except as specifically consented in writing by Investor (which consent may not be unreasonably withheld), the Company and its subsidiaries shall (i) carry on their respective businesses in the ordinary course of business, consistent with past practice and in compliance with applicable law, ordinance, and regulation of any governmental body (including using its best efforts to maintain compliance with the continuing listing requirements of NYSE) and (ii) use reasonable best efforts to preserve substantially intact their business organization and to preserve the current relationships of the Company with customers, suppliers and other persons with which the Company has significant business relations.
(b)The proceeds from the sale of the Shares shall be used in accordance with the purposes set forth in the strategic business plan of the Company as approved by the Joby Board (including, without limitation, expenditures contemplated by the Initial Closing Transaction Documents). The Company shall not use the proceeds from the sale of the Shares, directly or indirectly, for (i) the repurchase or redemption of any indebtedness or equity of the Company or any of its affiliates or (ii) the payment of dividends or other distributions.
(c)From the date hereof to the Additional Closing Date, (i) the Company shall keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the Initial

Closing and the Additional Closing, such number of shares of Common Stock as shall be sufficient to effect the issuance of the Initial Shares and the Additional Shares in accordance with the terms of this Purchase Agreement,(ii) the Company shall use its commercially reasonable efforts to cause the Common Stock to continue to be registered as a class of securities under Sections 12(b) of the Exchange Act, and to comply with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, (iii) the Company shall use its commercially reasonable efforts to continue the listing and trading of its Common Stock and the listing of the Shares purchased or acquired by the Investor hereunder on the open market and to comply with the Company’s reporting, filing and other obligations under the rules and regulations of the NYSE, and (iv) the Company shall not and shall cause its subsidiaries not to take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on the NYSE. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 9(c).
(d)With a view to making available to Investor the benefits of certain rules and regulations of the SEC which may permit the resale of the Shares, the Company shall, from the Initial Closing Date until such date that the Shares are no longer Registrable Shares (as defined below): (a) make and keep public information available, as those terms are understood and defined in Rule 144; (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act, at any time when the Company is subject to such reporting requirements; and (c) furnish to Investor promptly upon request a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act and such other reports and documents as Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any Shares without registration (in each case to the extent not readily publicly available) or pursuant to a Registration Statement on Form S-3 (or Form S-3ASR), or if such Registration Statement is not then available, a Registration Statement on Form S-1.
(e)The Company shall use reasonable efforts to remove the legend set forth in Section 8(c) above (including by providing any opinions or other documents that may be required by the Company’s transfer agent) if (i) the Shares are registered for resale under the Securities Act (provided that, if Investor is selling pursuant to the effective registration statement registering the Shares for resale, Investor agrees to only sell such Shares during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) the Shares are sold or transferred pursuant to Rule 144, or (iii) the Shares are eligible for resale under Rule 144 or any successor provision, without volume or manner-of-sale restrictions, and in each case provided that each of the Investor and its broker shall have delivered customary documents reasonably requested by the Company’s transfer agent and/or Company counsel in connection with such sale or transfer. All costs and expenses related to the removal of the legends and the reissuance of any Shares, including but not limited to costs and expenses with respect to the transfer agent, Company counsel or otherwise, but excluding any counsel to the Investor (unless the provisions related to registration rights below are otherwise applicable), shall be borne by the Company. Following the earlier of the date on which the Registration Statement (as defined below) is first declared effective by the SEC, or at such other time as a legend is no longer required for the Shares, including any portion thereof, if requested by Investor, the Company shall request that the transfer agent remove any restrictive legends related to such Shares, whether certificated or uncertificated, and issue a new, unlegended stock certificate or make a new, unlegended book-entry for such Shares, as the case may be, as promptly as practicable following any such request.
(f)The Company shall take such action, if any, as is necessary by the Company in order to obtain an exemption for or to qualify the Shares for sale by the Company to the Investor pursuant to this Purchase Agreement, and at the request of the Investor, the subsequent resale of Shares by the Investor, in each case, under applicable state securities or “Blue Sky” laws and shall provide evidence of any such action so taken to the Investor from time to time following the Initial Closing Date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this provision, (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.
(g)During the period beginning on the date hereof and ending on the date on which Investor ceases to hold any Shares, the Company shall take all necessary action to ensure that the Shares and any other shares of Common Stock held by the Investor and its affiliates maintain all voting rights; provided further, for the avoidance of doubt, that the Company will not issue, and will prohibit its subsidiaries from issuing, any Common Stock or other equity-linked instruments to any other holder that may result in the Shares or any other shares of Common Stock held by the Investor or its affiliates not maintaining all such voting rights.
(h)Within fifteen (15) calendar days after each of the Initial Issuance and the Additional Issuance, the Company shall file a Form D in accordance with the requirements of Regulation D as promulgated by the SEC under the Securities Act.
10.Registration Rights.
(a)No later than the earlier of (i) thirty (30) days after the date of the Additional Closing or (ii) September 30, 2025, the Company shall file a registration statement on Form S-3 (provided that if the Company is then eligible to use Form S-3ASR, it shall file the registration statement on such form) (or, if the Company is not then eligible to use a Form S-3ASR or Form S-3, on Form S-1) (a “Registration Statement”) under the Securities Act covering the resale of all of the Registrable Shares (as defined below) and any other shares of Common Stock issued in respect of such securities upon any stock split, stock dividend, recapitalization, reclassification, merger, consolidation or similar event, in accordance with any reasonable method of distribution elected by the Investor; provided that if not all such Registrable Shares can then be included on the Registration Statement, the Company shall promptly amend such Registration Statement or file a new Registration Statement to cover any additional Registrable Shares. The Company shall as soon as practicable (i) effect a Registration Statement covering the resale of the Registrable Shares as soon as practicable after receipt thereof (but in no event later than the earlier of (a) forty-five (45) calendar days after the date of the initial filing of the Registration Statement if the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (or sixty (60) calendar days following the initial filing of a Registration Statement if such Registration Statement is filed on Form S-3 and the SEC notifies the Company that it will “review” such Registration Statement; or ninety (90) calendar days following the initial filing of a Registration Statement if such Registration Statement is filed on Form S-1 and the SEC notifies the Company that it will “review” such Registration Statement); and (b) the fifth (5th) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review; and (ii) cause such Registration Statement to remain effective until such date as no Registrable Shares remain outstanding (and if any such Registration Statement ceases to be effective under the Securities Act for any reason at any time, the Company shall promptly cause such Registration Statement to again become effective (including using its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Registration Statement) or file a new Registration Statement promptly and cause such Registration Statement to become effective no later than the time period set forth in clause (i)); provided, that the Company’s obligation to file a Registration Statement is contingent upon the Investor furnishing in writing to the Company such information regarding the Investor, the securities of the Company held by the Investor and the intended method of disposition of such Registrable Shares, as shall be reasonably requested by the Company to effect the registration of such Registrable Shares in compliance with applicable securities laws and which information shall be requested by the Company from the Investor at least five (5) Trading Days (as defined below) prior to the anticipated filing date of the Registration Statement. The Company shall use its reasonable efforts to keep such Registration Statement continuously effective, available for use to permit the Investor to sell their Registrable Shares included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Shares. In no event shall the Investor be identified as a statutory “underwriter” in any Registration Statement or in any prospectus contained therein
(a)At any time and from time to time following the effectiveness of the Registration Statement, the Investor may deliver to the Company one or more written requests (the “Demand Request”) that the resale of Registrable Shares be effectuated by means of an underwritten offering, direct registered offering, overnight offering, block trade, at the market or similar offering, which request shall specify the aggregate number of Registrable Shares proposed to be resold under such Registration Statement; provided that the aggregate offering value of the Registrable Shares covered by such Demand Request is (i) equal to at least $50,000,000 (unless otherwise agreed to by the Company) or (ii) covers all remaining Registrable Shares held by the Investor. In the event of such a resale (a “Shelf Takedown”), the Company shall be obligated to effect such Shelf Takedown and use reasonable efforts to cooperate and assist Investor with any actions reasonably necessary to consummate such resale and the Company and the Investor shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting. The Company shall have the right to select the underwriters for any such Shelf Takedown (which shall consist of one or more reputable nationally recognized investment banks), subject to the Investor’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). Notwithstanding any other provision of this Section 10, if the underwriter(s), in good faith, advise(s) the Company and the Investor (and any other party participating in such Shelf Takedown, if any) in writing that dollar amount or number of Registrable Shares that the Investor desires to sell, taken together with all other shares of Common Stock or other equity securities that the Company desires to sell and all other shares of Common Stock or other equity securities, if any, that have been requested to be sold in such Shelf Takedown pursuant to separate written contractual piggy-back registration rights held by any other stockholders of the Company, exceed the maximum dollar amount or maximum number of equity securities that can be sold in the Shelf Takedown without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Shelf Takedown, before including any shares of Common Stock or other equity securities proposed to be sold by the Company or by other holders of Common Stock or other equity securities, the Registrable Shares of the Investor that can be sold without exceeding the Maximum Number of Securities. If Investor disapproves of the terms of any such underwriting, Investor may elect to withdraw therefrom prior to the filing of the applicable “red herring” prospectus or prospectus supplemented used for marketing such Shelf Takedown. Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any Demand Request pursuant to this Section 10(b) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is sixty (60) days after the effective date of, a Company-initiated registration (provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective); provided, however, that the Company may not invoke this right more than twice in any twelve (12) month period; provided further that (i) the Company shall not register or effect any registration of securities of any other stockholder during such time and (ii) the Company continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable Registration Statement.
(b)Notwithstanding the foregoing obligations, if the Company furnishes to Investor following a Demand Request a certificate signed by the Company’s chief executive officer or chief financial officer stating that in the good faith judgment of the Board that a Registration Statement would (i) require the Company to make an Adverse Disclosure (as defined below), (ii) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, or (iii) be seriously detrimental to the Company and its stockholders and as a result that it is necessary to defer such filing, initial effectiveness or continued use at such time, upon giving prompt written notice of such action to Investor, the Company shall have the right to defer taking action with respect to such filing for the shortest period of time determined in good faith by the Company to be necessary for such purpose. and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than sixty (60) consecutive calendar days after the Demand Request is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such sixty (60) day period without the consent of Investor. For the purposes of this Section 10(b), “Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the chief executive officer or the chief financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement in order for the applicable Registration Statement not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (iii) the Company has a bona fide business purpose for not making such information public.
(c)The costs, fees and expenses of the Company associated with a Registration Statement, a Shelf Takedown and Piggyback Registration (as defined below) and any sale or transfer of the Shares in connection therewith will be borne by the Company, including any stamp taxes and other taxes (other than income taxes); provided that the Investor shall bear the Selling Expenses (as defined below) applicable to the sale of its Registrable Shares pursuant to such Shelf Takedown and Piggyback Registration, and the fees and disbursements of legal counsel for the Investor in connection therewith. Notwithstanding the foregoing, in the event that the Company enters into an agreement after the date of this Purchase Agreement agreeing to pay the fees and disbursements of counsel of any investor or stockholder of the Company in connection with any registration statement, shelf takedown or piggyback registration, the Company will also pay the fees and disbursements of counsel for the Investor in connection with any Registration Statement, Shelf Takedown and Piggyback Registration thereafter.

(d)Whenever required to effect any Shelf Takedown, the Company shall, as expeditiously as reasonably possible, furnish without charge, at the request of Investor, (i) an opinion and a “negative assurance letter” of the counsel representing the Company, each dated as of the closing date or as may otherwise be required by the underwriters, in any underwritten transaction, in form and substance as is customarily given to underwriters in an underwritten public offering and covering such legal matters as the Investor or underwriter may reasonably request addressed to the underwriters, (ii) “comfort” letters dated as of the pricing and closing date of the offering, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the underwriters and Investor, addressed to the underwriters and (iii) copies of any Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus) and any comments from the SEC and responses by the Company thereto. The Company shall provide a draft of any Registration Statement to Investor at least seven (7) business days in advance of filing the Registration Statement. Further, the Company hereby covenants to prepare and file any supplement or amendment to the Registration Statement or prospectus therein as may be required by law or as reasonably requested by Investor, including any amendment or supplement to increase the number of Registrable Shares registered thereby or to amend any other information included therein, as soon as practicable after the receipt of written notice from Investor requesting such amendment or supplement to the Registration Statement. In the event that the Investor holds Registrable Shares that are not registered for resale on a delayed or continuous basis, the Company, upon written request of the Investor, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Shares to be covered by either, any then available Registration Statement (including by means of a post-effective amendment) or by filing a subsequent Registration Statement and cause the same to become effective as soon as practicable after such filing. The Company will use its reasonable best efforts to obtain (i) all necessary state securities law or “blue sky” permits and approvals required to carry out the transactions in this Purchase Agreement and (iii) take such action necessary to cause such Registrable Shares covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Investor to consummate the disposition of the Registrable Shares in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject. The Company shall (a) cause all such Registrable Shares to be listed on each national securities exchange on which similar securities issued by the Company are then listed; (b) provide a transfer agent and registrar for the Registrable Shares and a CUSIP number for all Registrable Shares, in each case no later than the effective date of the Registration Statement; (c) in connection with any underwritten offering, block trade, at the market offering or other similar offering, enter into and perform its obligations under an underwritten or other purchase or sales agreement, in usual and customary form, with the underwriter or the broker, placement agent or sales agent of such offering or sale; (d) make available to the Investor, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect); and (e) with respect to any underwritten offering, block trade, at the market offering or similar offering, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the underwriter in such underwritten offering; and (f) otherwise, in good faith, cooperate reasonably with and take such customary actions as may reasonably be requested by the Investor, consistent with the terms of this Agreement, in connection with such registration.
(e)The Company shall advise Investor promptly and in any event within three (3) business days (at the Company’s expense): (i) when a Registration Statement or any post-effective amendment thereto has been filed and when it becomes effective; (ii) of any request by the SEC for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (v) of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading (provided that any such notice shall solely provide that the use of the Registration Statement or prospectus has been suspended without setting forth the reason for such suspension). The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as practicable.
(f)For so long as the Company continues to hold Registrable Shares, the Company hereby agrees and covenants that it will not grant rights to register any Common Stock (or securities convertible into or exchangeable for Common Stock) pursuant to the Securities Act that are more favorable, pari passu or senior to those granted to the Investor hereunder without (i) the prior written consent of the Investor or (ii) granting economically and legally equivalent rights to the Investor such that the Investor shall receive the benefit of such more favorable or senior terms and conditions; provided further that the Company shall not, without the prior written consent of Investor, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of Registrable Shares of Investor that are included.
(g)For the avoidance of doubt, this Purchase Agreement and the rights set forth under Sections 10, 11 and 12 shall control with respect to the Registrable Shares, including any future shares that the Investor or its affiliates may acquire as set forth in the definition of Registrable Shares. The Registration Rights Agreement, dated August 11, 2021 (the “2021 Registration Rights Agreement”), by and between the Company and the parties thereto, shall apply to any Shares held by the Investor prior to the date of this Purchase Agreement.
(h)The term “Registrable Shares” means (a) the Shares issued in the Initial Closing and the Additional Closing, (b) any outstanding shares of Common Stock or any other equity security (including warrants to purchase shares of Common Stock and shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company acquired by the Investor following the date hereof and (c) any other equity security of the Company or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a) or (b) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, amalgamation, consolidation, spin-off, reorganization or similar restriction; provided, however, that a security shall cease to be a Registrable Share upon the earlier to occur of: (i) a Registration Statement registering such Registrable Shares under the Securities Act having been declared or becoming effective and such Registrable Shares having been sold or otherwise transferred by the Investor to and in a manner contemplated by such Registration Statement, (ii) such Registrable Shares being sold pursuant to Rule 144 under circumstances in which any legend borne by such security relating to restrictions on transferability thereof, under the Security Act or otherwise, is removed by the Company, (iii) such Registrable Shares cease to be outstanding following their issuance or (iv) the Registrable Shares are eligible to be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act without any volume or other restrictions or limitations including as to manner or timing of sale; provided that any such security that ceases to be a Registrable Share under this clause (iv) will again be deemed a Registrable Shares if a subsequent decrease in trading volume results in the holder thereof not being able to sell such securities during such period without restriction as to volume or manner of sale pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC).
11.Piggy-Back Registration Rights
(a)If the Company proposes to conduct a registered offering under the Securities Act with respect to equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company, other than a registration statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of the Company, or (iii) for a dividend reinvestment plan, then the Company shall give written notice of such proposed offering to Investor as soon as practicable but not less than ten (10) days before the anticipated filing date of the registration statement in connection therewith or in the case of an underwritten offering, block trade, at the market offering or other similar offering, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (a) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, in such offering, and (b) offer to Investor the opportunity to include in such registered offering such number of Registrable Shares as Investor may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Shares to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing underwriter or underwriters of such Piggyback Registration to permit the Registrable Shares requested by Investor pursuant to this Section 11(a) to be included therein on the same terms and conditions as any similar securities of the Company included in such registered offering and to permit the sale or other disposition of such Registrable Shares in accordance with the intended method(s) of distribution thereof. The inclusion of any Registrable Shares in a Piggyback Registration shall be subject to Investor’s agreement to enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwritten public offering.
(b)If the managing underwriter or underwriters in an underwritten offering that is to be a Piggyback Registration, in good faith, advises the Company and Investor participating in the Piggyback Registration in writing that the dollar amount or number of shares of Common Stock or other equity securities that the Company desires to sell, taken together with (i) the shares of Common Stock or other equity securities, if any, as to which registration or a registered offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than Investor hereunder, (ii) the Registrable Shares as to which registration has been requested pursuant to Section 11 hereof, and (iii) the shares of Common Stock or other equity securities, if any, as to which registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than Investor, exceeds the Maximum Number of Securities, then:
(i)If the registration or registered offering is undertaken for the Company’s account, the Company shall include in any such registration or registered offering (a) first, the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Registrable Shares of the Investor and the shares of Common Stock or other equity securities, if any, as to which registration or a registered offering has been requested pursuant to the 2021 Registration Rights Agreement, pro rata, based on the respective number of Registrable Shares and shares of Common Stock or other equity securities that the Investor and each other person or entity has requested be included in such underwritten offering and the aggregate number of securities that all such parties have requested to be included in such underwritten offering, which can be sold without exceeding the Maximum Number of Securities; and (c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the shares of Common Stock or other equity securities, if any, as to which registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than Investor, which can be sold without exceeding the Maximum Number of Securities; and
(ii)If the registered offering is pursuant to a demand by persons or entities other than Investor, then the Company shall include in any such registration or registered offering (a) first, the shares of Common Stock or other equity securities, if any, of such requesting persons or entities, other than Investor, which can be sold without exceeding the Maximum Number of Securities; (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Registrable Shares of Investor that can be sold without exceeding the Maximum Number of Securities; (c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (d) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a), (b) and (c), the shares of Common Stock or other equity securities, if any, as to which registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than Investor, which can be sold without exceeding the Maximum Number of Securities. Notwithstanding the foregoing, in no event shall the number of Registrable Shares included in the registered offering be reduced unless all other securities are also reduced proportionately in the offering.

(c)Investor shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the underwriter or underwriters (if any) of its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a shelf registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the SEC in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Purchase Agreement, the Company shall be responsible for the expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 11(c).
12.Registration Indemnification
(a)If any Registrable Shares are included in a Registration Statement under Section 10 or Section 11:
(i)The Company agrees to indemnify and reimburse and hold harmless, to the extent permitted by law, Investor and officers, directors, agents, legal counsel and accountants for Investor and each person or entity who controls the Investor (within the meaning of the Securities Act) against all losses, claims, damages and liabilities and out-of-pocket expenses (including, without limitation, reasonable outside attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in or incorporated by reference into a Registration Statement, a Shelf Takedown or Piggy-Back Registration or prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any other violation or breach of the Securities Act, the Exchange Act, or any state securities (“Damages”) by the Company or any other person acting on its behalf, and shall reimburse Investor for any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, provided, however, that the indemnity agreement contained in this Section 11(d)(i) shall not apply to amounts paid in any settlement of any claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of Investor expressly for use in the Registration Statement. The Company shall indemnify the underwriters, and any brokers, sales agents or placement agents executing sales or distributions of Registrable Shares, and their officers and directors and each person or entity who controls such underwriters, brokers, sales agents or placement agents (within the meaning of the Securities Act), to the same extent as provided in the foregoing with respect to the indemnification of the Investor.
(ii)Investor agrees to indemnify and reimburse and hold harmless, to the extent permitted by law, the Company against all Damages, to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of Investor expressly for use in the Registration Statement, and Investor will pay to the Company any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result; provided, however, that the indemnity agreement contained in this Section 11(d) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of Investor, which consent shall not be unreasonably withheld; and, provided further that, in no event shall the aggregate amounts payable by Investor by way of indemnity or contribution under Section 11(d) exceed the proceeds from the offering received by Investor (net of any underwriting discounts, selling commissions applicable to the sale of Registrable Shares (collectively, “Selling Expenses”) paid by Investor).
(iii)Promptly after receipt by an indemnified party under this Section 11(d) of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 11(d), give the indemnifying party prompt written notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the applicable parties; provided, however, that if such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). Notwithstanding the foregoing an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 11(d) solely to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 11(d). No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
(iv)To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (a) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 11(d) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 11(d) provides for indemnification in such case; or (b) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 11(d), then, and in each such case, such parties will contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses, the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by (or not supplied by, in the case of an omission) the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) Investor shall not be required to contribute any amount in excess of the aggregate public offering price of all such Registrable Shares offered and sold by Investor pursuant to such Registration Statement, and (y) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall Investor’s liability pursuant to this Section 11(d), when combined with the amounts paid or payable by Investor pursuant to Section 11(d)(ii), exceed the proceeds from the offering received by Investor (net of any Selling Expenses paid by Investor). The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11(d)(iv) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 11(d)(iv).

(v)Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
(vi)Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Investor under Sections 10, 11 and 12 shall survive the completion of any offering of Registrable Shares in a registration under Sections 10 and 11, and otherwise shall survive the termination of this Purchase Agreement or the transfer of the Shares.
13.Miscellaneous.
(a)The rights and obligations of the Company and the Investor under this Purchase Agreement will bind and benefit their respective successors and assigns. Without the prior written consent of the other party to this Purchase Agreement, no party to this Purchase Agreement may assign this Purchase Agreement or any rights that may accrue under this Purchase Agreement, nor may any party to this Purchase Agreement delegate any of its obligations under this Purchase Agreement; provided, that, without the consent of Joby, Investor may assign this Purchase Agreement or any rights that may accrue under this Purchase Agreement to (i) any wholly-owned affiliate of the Investor or (ii) a successor in interest of Investor; provided further, that following such transfer, the transferee shall be deemed an “Investor” for all purposes of this Purchase Agreement including all rights and obligations associated therewith.
(b)Joby may request from the Investor such additional information as Joby may deem reasonably necessary to evaluate the eligibility of the Investor to acquire the Shares and the eligibility of the offering for an exemption from registration under the Securities Act, and the Investor shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures, provided, that Joby agrees to keep any such information provided by Investor confidential, except as may be required by applicable law, rule, regulation or in connection with any legal proceeding or regulatory request (provided that if required by applicable law, rule, regulation or in connection with any legal proceeding or regulatory request, Joby shall (x) promptly notify the Investor in writing of any such required disclosure so that the Investor may seek a protective order or other remedy with respect to such disclosure and (y) not oppose any such action by the Investor). The Investor acknowledges that Joby may file a copy of this Purchase Agreement with the SEC as an exhibit to a current or periodic report or a registration statement of Joby.
(c)The Investor acknowledges that Joby will rely on the acknowledgments, understandings, agreements, representations and warranties of the Investor contained in this Purchase Agreement. Joby acknowledges that the Investor will rely on the acknowledgments, understandings, agreements, representations and warranties of Joby contained in this Purchase Agreement.
(d)Joby and the Investor are each entitled to rely upon this Purchase Agreement, and each is irrevocably authorized to produce this Purchase Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
(e)This Purchase Agreement may not be modified, waived or terminated except by an instrument in writing, signed by each of the parties hereto. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.
(f)This Purchase Agreement (including Schedule A hereto) and the agreements contemplated hereby constitute the entire agreement of the parties with respect to the subject matter of said agreements, and said agreements supersede all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter thereof. This Purchase Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and permitted assigns.

(g)Except as otherwise provided herein, this Purchase Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, surviving covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.
(h)If any provision of this Purchase Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Purchase Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect, provided that each party hereto intends that such invalid, illegal or unenforceable provision will be construed (or otherwise reformed) by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.
(i)This Purchase Agreement may be executed in one or more counterparts (including by electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement. THIS PURCHASE AGREEMENT MAY BE EXECUTED VIA ELECTRONIC SIGNATURE. “ELECTRONIC SIGNATURE” MEANS (A) THE SIGNING PARTY’S MANUAL SIGNATURE, CONVERTED BY THE SIGNING PARTY TO FACSIMILE OR INDUSTRY-ACCEPTED DIGITAL FORM (SUCH AS A .PDF FILE) AND RECEIVED FROM THE SIGNING PARTY’S CUSTOMARY EMAIL ADDRESS, CUSTOMARY FACSIMILE NUMBER, OR OTHER MUTUALLY AGREED-UPON AUTHENTICATED SOURCE; OR (B) THE SIGNING PARTY’S DIGITAL SIGNATURE EXECUTED USING A MUTUALLY AGREED-UPON DIGITAL SIGNATURE SERVICE PROVIDER, SUCH AS DOCUSIGN OR ADOBE SIGN, AND DIGITAL SIGNATURE PROCESS. EACH PARTY TO THIS PURCHASE AGREEMENT (I) AGREES THAT IT WILL BE BOUND BY ITS OWN ELECTRONIC SIGNATURE, (II) ACCEPTS THE ELECTRONIC SIGNATURE OF EACH OTHER PARTY TO THIS PURCHASE AGREEMENT, AND (III) AGREES THAT SUCH ELECTRONIC SIGNATURES SHALL BE THE LEGAL EQUIVALENT OF MANUAL SIGNATURES.
(j)The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Purchase Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Purchase Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Purchase Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. Notwithstanding anything to the contrary set forth in this Purchase Agreement, in the event of any breach or other dispute arising out of or under this Purchase Agreement, the substantially prevailing party in any legal action, suit, arbitration, mediation or other proceeding based upon this Purchase Agreement shall be entitled to recover from the substantially non-prevailing party its reasonable fees and costs of legal counsel and other advisors, in addition to any other damages and other relief permitted or awarded under applicable law.
(k)The provisions of Sections 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 17, 18 and 19 shall survive the Initial Closing and Additional Closing.
(l)THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK) SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS PURCHASE AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS PURCHASE AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT

JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN THIS SECTION 13(L) OF THIS PURCHASE AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF. THIS PURCHASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.
(m)EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS PURCHASE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PURCHASE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS PURCHASE AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS PURCHASE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 13(M).
14.Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Purchase Agreement, and will at all times in good faith carry out all of the provisions of this Purchase Agreement and take all action as may be required to protect the rights of Investor. Without limiting the generality of the foregoing or any other provision of this Purchase Agreement or the other Transaction Documents, the Company (a) shall not increase the par value of any Shares issued to Investor pursuant to this Purchase Agreement above the per share purchase price set forth herein, and (b) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares.
15.Non-Reliance and Exculpation. Each of the Investor and Joby acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation or any control person, officer, director, employee, partner, agent or representative of Joby or Investor, as applicable, other than (i) with respect to Investor, the representations and warranties of Joby expressly contained in this Purchase Agreement, and (ii) with respect to Joby, the representations and warranties of Investor expressly contained in this Purchase Agreement. Each of the Investor and Joby acknowledges and agrees that neither party shall be liable to the other party or to any of its respective affiliates pursuant to this Purchase Agreement for any other statement, representation or warranty.
16.[Reserved].
17.Press Releases. Joby shall, no later than four (4) business days after the date of this Purchase Agreement (or such earlier time as the parties agree to issue a press release) and, subsequently after each of the Initial Closing and the Additional Closing, furnish or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”), disclosing the entry into this Purchase Agreement, the other Transaction Documents, when applicable, and the transactions contemplated hereunder and thereunder, including the information required by Item 3.02 of Form 8-K, and, to the extent required under applicable law (as determined by Joby’s legal counsel in cooperation with the Investor and its legal counsel), all material terms of the transactions contemplated by this Purchase Agreement and the other Transaction Documents, and a copy of the press release (if any); provided that Joby shall provide for review to the Investor and its counsel, any Disclosure Document and any press release at least three (3) business days prior to its being released and/or filed or furnished with the SEC, as applicable. All press releases or other public communications or reports or other documents filed or furnished with the SEC relating to the transactions contemplated hereby between Joby and the Investor, including in connection with the Initial Closing and the Additional Closing, and the method of the release for publication thereof, shall be subject to the prior approval of both (i) Joby, and (ii) the Investor (which approval, in either case, will not be unreasonably withheld, conditioned or delayed); provided for the avoidance of doubt that this sentence shall not be applicable to any filings by the Investor with the SEC under Section 16 or Schedule 13. Except as expressly permitted in this Purchase Agreement, neither Joby nor the Investor shall use the others’ trademarks, service marks, trade names, logos, domain names, or other indicia of source, association, or sponsorship, in each case, without the prior written consent of the Joby or the Investor, as applicable and shall not release any press release or other announcement relating to this Purchase Agreement and the other Transaction Documents without the prior review and express approval of Joby or the Investor, as applicable, as to its form, content and timing.
18.Expenses. Other than as set forth herein, the Company and the Investor are each liable for, and will pay, their own costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the transactions contemplated hereby, including, without limitation, attorneys’ and consultants’ fees and expenses in connection with the foregoing. Notwithstanding the foregoing, on the Initial Closing Date or the Additional Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the issuance, sale and transfer of the Shares to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by the Company.
19.Notices. All notices, requests, waivers or other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given: (i) when delivered, if delivered in person; (ii) on the date sent by e-mail (in each case, with confirmation of transmission); (iii) on the fifth (5th) business day after dispatch by registered or certified mail; or (iv) on the next business day if transmitted by national overnight courier, in each case as follows (or at such other address for a party as shall be specified by like notice):
If to the Investor, to:
Toyota Motor Corporation
1 Toyota-Cho, Toyota City, Aichi 471-8571, Japan
Attention:
Email:

and

Toyota Motor North America, Inc.
6565 Headquarters Drive
Plano, Texas 75024
Attention: General Counsel
with copies (which shall not constitute notice) to:
Orrick, Herrington & Sutcliffe LLP
1000 Marsh Rd
Menlo Park, CA 94025
Attention: Matthew Gemello and Zac Padgett
Email: mgemello@orrick.com; zpadgett@orrick.com
and
Orrick, Herrington & Sutcliffe LLP
51 West 52nd Street
New York, NY 10019
Attention: Lorraine McGowen and Marsha Mogilevich
Email: lmcgowen@orrick.com; mmogilevich@orrick.com

If to Joby, to:
Joby Aviation, Inc.
333 Encinal Street
Santa Cruz, CA 95060
Attention: Legal
Email:      Legal@jobyaviation.com
with copies (which shall not constitute notice) to:
Latham & Watkins LLP
505 Montgomery Street, Suite 2000
San Francisco, CA 94111
Attention: Tad Freese; Ross McAloon
Email: tad.freese@lw.com; ross mcaloon@lw.com
or to such other address or addresses as the parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice. Any notice shall be deemed given on the date received, except any notice received after 5:30 p.m. (in the time zone of the receiving party) on a business day or received on a non-business day shall be deemed to have been received on the next business day. A party may add, delete, or change the person or address to which notices should be sent at any time upon written notice delivered to the other party in accordance with this Section 19.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Investor has executed or caused this Purchase Agreement to be executed by its duly authorized representative as of the date set forth above.

Name of Investor: Toyota Motor Corporation	State/Country of Formation or Domicile: Japan
By: /s/ Tetsuo Ogawa
Name: Tetsuo Ogawa
Title: Operating Officer

    [Signature Page to Purchase Agreement]

IN WITNESS WHEREOF, Joby has accepted this Purchase Agreement as of the date set forth above.
JOBY AVIATION, INC.
By:    /s/ JoeBen Bevirt
    Name:    JoeBen Bevirt
    Title:    Chief Executive Officer